Exhibit 10.1

AMENDMENT NO. 3 TO FOURTH AMENDED AND
RESTATED RECEIVABLES PURCHASE AGREEMENT

This AMENDMENT NO. 3 TO FOURTH AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, dated as of May 28, 2014 (this “Amendment”), is by and among MANITOWOC FUNDING, LLC and MANITOWOC CAYMAN ISLANDS FUNDING LTD., as Sellers, THE MANITOWOC COMPANY, INC., GARLAND COMMERCIAL RANGES LIMITED and CONVOTHERM ELEKTROGERÄTE GMBH, as Servicers, and WELLS FARGO BANK, N.A., as Purchaser and as Agent.
WHEREAS, the parties hereto are parties to that certain Fourth Amended and Restated Receivables Purchase Agreement, dated as of September 26, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”); and
WHEREAS, the parties hereto desire to amend the Agreement as set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Definitions. Capitalized terms defined in the Agreement and used but not otherwise defined herein shall have the meanings assigned thereto in the Agreement.
SECTION 2.    Amendments. The Agreement is hereby amended as follows:
(a)    The first paragraph of Section 4.3(a) of the Agreement is hereby replaced in its entirety with the following:
(a)    Lock-Box Accounts. Prior to the Closing Date, the Sellers shall have entered into Lock-Box Agreements (or, with respect to German Accounts, Account Pledge Agreements) covering each Lock-Box Account listed on Schedule II with all of the Lock-Box Banks, and shall have delivered fully executed copies thereof to the Agent. All Lock-Box Accounts (other than German Accounts and Excluded Accounts) shall be maintained in the name of a Seller. Each German Account shall be maintained in the name of a Seller or an Originator. Each Excluded Account may be maintained in the name of an Originator or a Seller. The Sellers and the Servicers shall have directed (and shall continue to direct) each Lock-Box Bank to cause all Collections received in the applicable Lock-Box Accounts to be automatically (and without further action, notice to or consent of any Seller or Servicer) wire transferred to a Collection Account within one (1) Business Day following the receipt thereof into such Lock-Box Account; provided that, BMO Account Collections need not be transferred to a Collection Account; provided, further, that Excluded Account Collections need not be transferred automatically to a Collection Account and, instead, the Applicable Servicer shall cause Excluded Account Collections to be deposited in a Collection Account within one (1) Business Day following the receipt thereof in an Excluded Account.
(b)    The following defined terms set forth in Exhibit I to the Agreement are hereby deleted in their entirety: “M&T”, “M&T Account” and “M&T Account Collections”.
(c)    Clause (s) of Section 1 of Exhibit IV to the Agreement is replaced in its entirety with the following:
(s)    Financial Covenants.
(i)    [Reserved].
(ii)    Maximum Consolidated Senior Secured Leverage Ratio. Manitowoc shall cause the Consolidated Senior Secured Leverage Ratio at all times during the fiscal quarters of Manitowoc set forth below to be less than the ratio set forth opposite such fiscal quarter below:

Fiscal Quarter Ending	Ratio
March 31, 2014 June 30, 2014 September 30, 2014 December 31, 2014 March 31, 2015 June 30, 2015 September 30, 2015 December 31, 2015 March 31, 2016, and thereafter	3.50:1.00 3.50:1.00 3.50:1.00 3.25:1.00 3.25:1.00 3.25:1.00 3.25:1.00 3.25:1.00 3.00:100
(iii)    Minimum Consolidated Interest Coverage Ratio. Manitowoc shall not permit the Consolidated Interest Coverage Ratio for any fiscal quarter of Manitowoc set forth below to be less than or equal to the ratio set forth opposite such fiscal quarter below:

Fiscal Quarter Ending	Ratio
March 31, 2014 June 30, 2014 September 30, 2014 December 31, 2014 March 31, 2015 June 30, 2015 September 30, 2015 December 31, 2015 March 31, 2016, and thereafter	2.25:1.00 2.50:1.00 2.50:1.00 2.50:1.00 2.75:1.00 2.75:1.00 2.75:1.00 2.75:1.00 3.00:1.00
(d)    Schedule II to the Agreement is replaced in its entirety with Schedule II attached hereto.
SECTION 3.    Representations and Warranties. On the date hereof, each of the Sellers and Servicers hereby represents and warrants (as to itself) to the Purchaser and the Agent as follows:
(a)    after giving effect to this Amendment, no event or condition has occurred and is continuing which constitutes a Termination Event or Unmatured Termination Event;
(b)    after giving effect to this Amendment, the representations and warranties of such Person set forth in the Agreement and each of the other Transaction Documents are true and correct as of the date hereof, as though made on and as of such date (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date); and
(c)    this Amendment constitutes the valid and binding obligation of such Person, enforceable against such Person in accordance with its terms.
SECTION 4.    Effect of Amendment.
(a)    All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. On and after the Effective Date, all references in the Agreement (or in any other Transaction Document) to “this Agreement,” “hereof,” “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
(b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Purchaser pursuant to any Transaction Document or any other instrument, document or agreement executed and/or delivered in connection therewith, nor constitute a waiver of any provision contained therein.

SECTION 5.    Effectiveness. This Amendment shall be effective, as of the date hereof (the “Effective Date”), upon receipt by the Agent of the following (in each case, in form and substance reasonably satisfactory to the Agent):
(a)    counterparts of this Amendment duly executed by each of the parties hereto; and
(b)    such other agreements, documents, officer certificates and instruments as the Agent shall request.
SECTION 6.    GOVERNING LAW. THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAWS PROVISIONS THEREOF).
SECTION 7.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. This Amendment may be executed by facsimile or delivery of a “.pdf” copy of an executed counterpart hereof.
SECTION 8.    Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.
SECTION 9.    Performance Guaranty. Manitowoc hereby consents to this Amendment and agrees that immediately after giving effect to this Amendment, all of the provisions of the Performance Guaranty shall remain in full force and effect and Manitowoc hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms.
SECTION 10.    Headings. The captions and headings of this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment, the Agreement or any provision hereof or thereof.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, as of the date first above written.
MANITOWOC FUNDING, LLC,
as a Seller
By: /s/ Maurice D. Jones
Name:    Maurice D. Jones
Title:    Vice President and Secretary

MANITOWOC CAYMAN ISLANDS FUNDING LTD., as a Seller

By: /s/ Maurice D. Jones
Name:    Maurice D. Jones
Title:    Vice President and Secretary

THE MANITOWOC COMPANY, INC.,
individually and as a Servicer
By: /s/ Maurice D. Jones
Name:    Maurice D. Jones

Title:	Senior Vice President, General Counsel and Secretary

GARLAND COMMERCIAL RANGES LIMITED, as a Servicer

By: /s/ Maurice D. Jones
Name:    Maurice D. Jones
Title:    Vice President and Secretary

CONVOTHERM ELEKTROGERÄTE GMBH, as a Servicer

By: /s/ Ralf Klein
Name: Ralf Klein
Title: MD Finance, QLCPI

WELLS FARGO BANK, N.A.,
as Agent
By: /s/ Ryan C. Tozier
Name: Ryan C. Tozier
Title: Assistant Vice President

WELLS FARGO BANK, N.A.,
as Purchaser
By: /s/ Ryan C. Tozier
Name: Ryan C. Tozier
Title: Assistant Vice President

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